FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On April 20, 2005, the TDS Long-Term Compensation Committee approved an amendment to the TDS stock option agreements entered into prior to March of 2005 to provide for continued vesting upon transfer of employment by a holder of the options to an affiliate of TDS not participating in the TDS Long-Term Incentive Plan. Previously, upon transfer to such an affiliate, all unvested options as of the date of the transfer were forfeited. This change conforms such terms in stock option agreements entered into prior to March of 2005 to the terms that have been adopted in the form of the TDS Corporate Officer 2005 Long-Term Incentive Plan Stock Option Award Agreement, which is hereby incorporated by reference herein from Exhibit 10.1 in TDS' Current Report on Form 8-K dated March 4, 2005.

Item 9.01. Financial Statements and Exhibits

(c)       Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: April 22, 2005

By:	/s/ J. Timothy Kleespies

J. Timothy Kleespies
Vice President and Assistant Corporate Controller

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EXHIBIT INDEX The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit
10.1	Form of TDS Corporate Officer 2005 Stock Option Award Agreement, is hereby incorporated by reference to Exhibit 10.1 to TDS's Form 8-K dated March 4, 2005

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